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                                                                   EXHIBIT 10.17

          AMENDMENT NO. 2 TO INTERIM WAREHOUSE AND SECURITY AGREEMENT

                           Dated September 27, 1996

     Reference is made to (i) the Interim Warehouse and Security Agreement, dated as of December 1, 1995, as amended on June 14, 1996 and June 28, 1996 (the "Agreement"), between Prudential Securities Realty Funding Corporation (the
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"Lender") and Wilshire Funding Company, L.L.C. (the "Borrower"), and (ii) each
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of the two Secured Notes dated December 8, 1995 (the "Notes") from the Borrower
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to the Lender.

     The Lender and the Borrower do hereby agree as follows:

     1. The first two recitals of the Agreement are hereby deleted in their entirety and replaced by the following:

     "WHEREAS, the Lender intends to lend and the Borrower intends to borrow up to $100,000,000 (One Hundred Million dollars) to fund the purchase or origination by the Borrower of certain fixed and adjustable rate, first lien and second lien, residential mortgage loans; and

     WHEREAS, it is intended that the amount loaned to the Borrower to fund its purchase or origination of fixed and adjustable rate, second lien, residential mortgage loans shall at no time exceed $20,000,000 (Twenty Million dollars); and

     WHEREAS, it is intended that the amount loaned to the Borrower to fund its purchase or origination of mortgage loans under Borrower's 80/20 program and not purchased in bulk shall at no time exceed $20,000,000 (Twenty Million dollars); and".

     2. The reference to $75,000,000 in the first sentence of Section 1(a)(i) of the Agreement is hereby deleted in its entirety and replaced by $100,000,000 and the reference to $15,000,000 in the proviso to the first sentence of Section 1(a)(i) of the Agreement is hereby deleted in its entirety and replaced by $20,000,000. The reference to $15,000,000 in the second sentence of Section 1(a)(i) of the Agreement is hereby deleted in its entirety and replaced by $20,000,000.

     3. The proviso at the end of the second sentence of Section 1(a)(iii) is hereby deleted and the parties acknowledge and agree that the interest rate did not increase to LIBOR plus 2.50% per annum on August 1, 1996 as contemplated by such proviso.

     4.  The definition of "Maturity Date" in Section 1(b) of the Agreement is
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hereby deleted in its entirety and replaced by the following:

     "Maturity Date means, the earlier of (i) December 31, 1996, and (ii) the
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date on which both the First Lien Securitization and the Second Lien
Securitization have occurred. The Maturity Date may be extended by Lender, in Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto. The Lender will give the Borrower 10 Business Days prior written notice if it determines not to extend the Maturity Date or renew this facility."

     5. All provisions of the Agreement and of the Notes (as amended hereby) are reconfirmed as of the date hereof. The Borrower, in addition, hereby reconfirms and remakes as of the date hereof each of its representations, warranties and covenants set forth in the Agreement.

                          * * * * * * * * * * * * * *
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  IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                             WILSHIRE FUNDING COMPANY, L.L.C.

                             By Wilshire Credit Corporation, a Member


                             By:________________________________________
                                Name:
                                Title



                             PRUDENTIAL SECURITIES REALTY FUNDING
                               CORPORATION


                             By:________________________________________
                                Name:
                                Title